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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            -------------------------

               Date of Report (Date of earliest event reported):
                                November 24, 1997

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                             MARTEN TRANSPORT, LTD.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-15010                   39-1140809
        --------                     -------                   ----------
(State of incorporation)           (Commission              (I.R.S. Employer
                                  File Number)             Identification No.)


                  129 Marten Street, Mondovi, Wisconsin   54755
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               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:  715/926-4216
                                                     ------------



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Item 5.   OTHER EVENTS.

     On October 24, 1997, the Board of Directors of Marten Transport, Ltd. (the "Company") authorized a three-for-two stock split of the Company's common stock, $.01 par value (the "Stock Split"). The Stock Split entitles each shareholder to receive an additional one-half share for each outstanding share of common stock held of record as of the close of business on December 15, 1997. The shares will be distributed on or about January 5, 1998. The Stock Split will be effected in the form of a dividend, using authorized but unissued shares of the Company's common stock.

     Filed herewith as Exhibit 99.1 and incorporated herein by reference is a copy of the press release, dated November 24, 1997, announcing the Stock Split.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          c.   EXHIBITS

               99.1 Press Release, dated November 24, 1997




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MARTEN TRANSPORT, LTD.


                                   /s/ Darrell D. Rubel
                                   ----------------------------------------
                                   Darrell D. Rubel
                                   Executive Vice President and Treasurer
                                   (Chief Financial Officer)

Dated:  November 24, 1997



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                                INDEX TO EXHIBITS

Exhibit No.    Item                                         Method of Filing
-----------    ----                                         ----------------
99.1           Press Release, dated November 24, 1997       Filed herewith
                                                            electronically.